EXHIBIT 10.3

FINANCIAL SECURITY FINANCIAL
GUARANTY ASSURANCE                                           INSURANCE POLICY
INC.

OBLIGOR:      United Fidelity Auto Receivables Trust 2002-A
OBLIGATIONS:  $10,000,000 2.50% Class A-1 Asset Backed Notes, $27,000,000 3.25%
              Class A-2 Asset Backed Notes and $12,000,000 4.00% Class A-3
              Asset Backed Notes, as described in Endorsement No. 1 hereto

Policy No.: 51327-N
Date of Issuance:
September 26, 2002


                  FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment by the Obligor of Scheduled Payments of principal of, and interest on, the Obligations.

                  For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees:

                  (a) payment of the amount of any distribution of principal of, or interest on, the Obligations made during the Term Of This Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law (such payment to be made by Financial Security in accordance with Endorsement No. 1 hereto).

                  (b) payment of any amount required to be paid under this Policy by Financial Security following Financial Security's receipt of notice as described in Endorsement No. 1 hereto.

                  Financial Security shall be subrogated to the rights of each Holder to receive payments under the Obligations to the extent of any payment by Financial Security hereunder.

                  Except to the extent expressly modified by an endorsement hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Obligation as indicated on the registration books maintained by or on behalf of the Obligor for such purpose or, if the Obligation is in bearer form, the holder of the Obligation. "Scheduled Payments" means payments which are scheduled to be made during the Term Of This Policy in accordance with the original terms of the Obligations when issued and without regard to any amendment or modification of such Obligations thereafter; payments which become due on an accelerated basis as a result of (a) a default by the Obligor, (b) an election by the Obligor to pay principal on an accelerated basis or (c) any other cause, shall not constitute "Scheduled Payments" unless Financial Security shall elect, in its sole discretion, to pay such principal due upon such acceleration together with any accrued interest to the date of acceleration. "Term Of This Policy" shall have the meaning set forth in Endorsement No. 1 hereto.

                  This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any

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modification or amendment thereto, or by the merger, consolidation or dissolution of the Obligor. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever, including payment, or provision being made for payment, of the Obligations prior to maturity. This Policy may not be canceled or revoked during the Term Of This Policy. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                                       FINANCIAL SECURITY ASSURANCE INC.


                                       By /s/ Russell B. Brewer II
                                          -------------------------------------
                                                  Authorized Officer

A subsidiary of Financial Security Assurance Holdings Ltd. 350 Park Avenue New York, N.Y. 10022-6022 (212) 826-0100 Form 100NY (5/89)










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           ENDORSEMENT NO. 1 TO FINANCIAL GUARANTY TO INSURANCE POLICY

FINANCIAL SECURITY ASSURANCE INC.
350 Park Avenue
New York, New York  10022

OBLIGOR:        United Fidelity Auto Receivables Trust 2002-A

OBLIGATIONS:    $10,000,000 2.50% Class A-1 Asset Backed Notes, $27,000,000
                3.25% Class A-2 Asset Backed Notes and $12,000,000 4.00%
                Class A-3 Asset Backed Notes

Policy No.: 51327-N
Date of Issuance: September 26, 2002



     1. Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Indenture unless the context shall otherwise require.

                  "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the City of New York, Wilmington, Delaware, Evansville, Indiana, Minneapolis, Minnesota, or any other location of the Servicer, any successor Servicer, successor Owner Trustee, successor Collateral Agent or successor Trust Collateral Agent are authorized or obligated by law, executive order or government decree to be closed.

                  "Class A Interest Carryover Shortfall" shall mean the sum of the Class A-1 Interest Carryover Shortfall, the Class A-2 Interest Carryover Shortfall and the Class A-3 Interest Carryover Shortfall.

                  "Class A Interest Distributable Amount" shall mean the sum of the Class A-1 Interest Distributable Amount, the Class A-2 Interest Distributable Amount and the Class A-3 Interest Distributable Amount.

                  "Class A Monthly Interest Distributable Amount" shall mean the sum of the Class A-1 Monthly Interest Distributable Amount, the Class A-2 Monthly Interest Distributable Amount and the Class A-3 Monthly Interest Distributable Amount.

                  "Class A Noteholder" shall mean the Holder of a Class A Note; provided, however, Class A Noteholder shall not include the Obligor or any affiliates or successors thereof in the event the Obligor, any such affiliate or successor, is a registered or beneficial owner of any of the Obligations.

                  "Class A Percentage" shall have the meaning set forth in the Sale and Servicing Agreement.

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                  "Class A Principal Distributable Amount" shall mean, with
respect to any Distribution Date, the Class A Percentage of the Total Principal Distributable Amount for such Distribution Date.

                  "Class A-1 Interest Carryover Shortfall" shall have the meaning set forth in the Sale and Servicing Agreement.

                  "Class A-1 Interest Distributable Amount" shall have the meaning set forth in the Sale and Servicing Agreement.

                   "Class A-1 Stated Final Maturity Date" shall have the meaning set forth in the Sale and Servicing Agreement.

                  "Class A-1 Monthly Interest Distributable Amount" shall have the meaning set forth in the Sale and Servicing Agreement.

                  "Class A-1 Note Balance" shall have the meaning set forth in the Sale and Servicing Agreement.

                  "Class A-2 Interest Carryover Shortfall" shall have the meaning set forth in the Sale and Servicing Agreement.

                  "Class A-2 Interest Distributable Amount" shall have the meaning set forth in the Sale and Servicing Agreement.

                  "Class A-2 Stated Final Maturity Date" shall have the meaning set forth in the Sale and Servicing Agreement.

                  "Class A-2 Monthly Interest Distributable Amount" shall have the meaning set forth in the Sale and Servicing Agreement.

                  "Class A-2 Note Balance" shall have the meaning set forth in the Sale and Servicing Agreement.

                  "Class A-3 Interest Carryover Shortfall" shall have the meaning set forth in the Sale and Servicing Agreement.

                  "Class A-3 Interest Distributable Amount" shall have the meaning set forth in the Sale and Servicing Agreement.

                  "Class A-3 Stated Final Maturity Date" shall have the meaning set forth in the Sale and Servicing Agreement.

                  "Class A-3 Monthly Interest Distributable Amount" shall have the meaning set forth in the Sale and Servicing Agreement.

                  "Class A-3 Note Balance" shall have the meaning set forth in the Sale and Servicing Agreement.

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                  "Financial Security" means Financial Security Assurance Inc., a New York stock insurance company.

                  "Holder" shall have the meaning set forth in the Indenture.

                  "Indenture" means the Indenture, dated as of August 1, 2002, between United Fidelity Auto Receivables Trust 2002-A, a Delaware statutory trust, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, as amended from time to time in accordance with its terms.

                  "Mandatory Prepayment Amount" means an amount equal to the principal prepayment due, if any, to the Class A Noteholders from funds, if any, on deposit in the Pre-Funding Account on the Funding Termination Date pursuant to Section 5.07(b) of the Sale and Servicing Agreement.

                  "Policy" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

                  "Receipt" and "Received" mean actual delivery to Financial Security and to its Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be "Receipt" on the next succeeding Business Day. If any notice or certificate given hereunder by the Trust Collateral Agent is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trust Collateral Agent and the Trust Collateral Agent may submit an amended notice.

                  "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of August 1, 2002, among the Obligor, as Issuer, United Fidelity Finance, LLC, as Transferor, United Fidelity Bank, fsb, as Originator and Master Servicer, and Wells Fargo Bank Minnesota, National Association, as Trust Collateral Agent and Stand-by Servicer, as amended from time to time in accordance with its terms.

                  "Scheduled Payments" means, with respect to each Distribution Date, the distribution to be made to the Class A Noteholders in an aggregate amount equal to the Class A Monthly Interest Distributable Amount and the Class A Principal Distributable Amount due and payable on such Distribution Date, and with respect to the Class A-1 Stated Final Maturity Date, the Class A-2 Stated Final Maturity Date and the Class A-3 Stated Final Maturity Date, the then outstanding Class A-1 Note Balance, Class A-2 Note Balance and Class A-3 Note Balance, respectively, in each case in accordance with the original terms of the Class A Notes when issued and without regard to any amendment or modification of the Class A Notes, the Indenture or the Sale and Servicing Agreement, except amendments or modifications to which Financial Security has given its prior written consent; provided, however, that Scheduled Payments shall not include
(x) any portion of the Class A Monthly Interest Distributable Amount due to Class A Noteholders because the appropriate notice and certificate for payment in proper form was not timely Received by Financial Security or (y) any portion of the Class A Interest Distributable Amount due to Class A Noteholders representing interest on any Class A Interest Carryover Shortfall,

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unless, in each case, Financial Security elects, in its sole discretion, to pay such amount in whole or in part. Scheduled Payments do not include payments (including, without limitation, the amounts set forth in clauses (x) and (y) above) that become due on an accelerated basis as a result of (a) a default by the Obligor, (b) an election by the Obligor to pay principal on an accelerated basis, (c) the occurrence of an Event of Default under the Indenture, (d) any Mandatory Prepayment Amount (other than any such amounts that remain due and unpaid on the Class A-1 Stated Final Maturity Date, the Class A-2 Stated Final Maturity Date or the Class A-3 Stated Final Maturity Date, as applicable) or (e) any other cause, unless, in each case, Financial Security elects, in its sole discretion, to pay in whole or in part such principal due upon acceleration, together with any accrued interest to the date of acceleration. Scheduled Payments shall not include any amounts due in respect of the Class A Notes attributable to any increase in interest rate, penalty or other additional sum payable by the Obligor by reason of any default or event of default in respect of the Obligations, or by reason of any deterioration of the creditworthiness of the Obligor nor shall Scheduled Payments include, nor shall coverage be provided under the Policy in respect of any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Scheduled Payment to a Class A Noteholder.

                  "Term Of This Policy" means the period from and including the Date of Issuance to and including the latest of the date on which (i) the outstanding principal amount of the Class A Notes has been reduced to zero and all distributions of the Class A Monthly Interest Distributable Amount have been paid on the Class A Notes, (ii) any period during which any payment on the Class A Notes could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

                  "Total Principal Distributable Amount" shall have the meaning set forth in the Sale and Servicing Agreement.

                  "Trust Collateral Agent" means Wells Fargo Bank Minnesota, National Association, a national banking association, in its capacity as Trust Collateral Agent under the Sale and Servicing Agreement and the Indenture and any successor in such capacity.

     2. Notices and Conditions to Payment in Respect of Scheduled Payments. Following Receipt by Financial Security of a notice and certificate from the Trust Collateral Agent in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Scheduled Payments on the Obligations out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the third Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Scheduled Payments will be disbursed by wire transfer of immediately available funds to the Policy Payments Account established pursuant to the Sale and Servicing Agreement or, if no such Policy Payments Account has been established, to the Trust Collateral Agent.

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

     Financial Security shall be entitled to pay any amount hereunder in respect of Scheduled Payments on the Obligations, including any amount due on the Obligations on an accelerated basis, whether or not any notice and certificate shall have been Received by Financial Security as provided above; provided, however, that by acceptance of this Policy the Trust Collateral Agent agrees to provide, upon request by Financial Security to the Trust Collateral Agent, a notice of claim and certificate in respect of any such payments made by Financial Security. Financial Security shall be entitled to pay hereunder any amount that becomes due on the Obligations on an accelerated basis at any time or from time to time after such amount becomes due, in whole or in part, prior to the scheduled date of payment thereof. Scheduled Payments insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from and after the date of such payment of principal. Financial Security obligations hereunder in respect of Scheduled Payments shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trust Collateral Agent.

     3. Notices and Conditions to Payment in Respect of Scheduled Payments Avoided as Preference Payments. If any Scheduled Payment is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order (as defined below) or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Trust Collateral Agent of (A) a certified copy of the final order (the "Order") of the court or other governmental body that exercised jurisdiction to the effect that the Class A Noteholder is required to return the amount of any Scheduled Payment distributed with respect to the Class A Notes during the Term Of This Policy because such distributions were avoidable as preference payments under applicable bankruptcy law, (B) a certificate of the Class A Noteholder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the Class A Noteholder, in such form as is reasonably required by Financial Security and provided to the Class A Noteholder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the Class A Noteholder relating to or arising under the Class A Notes against the debtor that made such preference payment or otherwise with respect to such preference payment, or (ii) the date of Receipt by Financial Security from the Trust Collateral Agent of the items referred to in clauses (A), (B) and
(C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Trust Collateral Agent that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trust Collateral Agent or any Class A Noteholder directly (unless a Class A Noteholder has previously paid such amount to the receiver, conservator, debtor in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trust Collateral Agent for distribution to such Class A Noteholder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section 5.10 of the Sale and Servicing Agreement.

     4. Governing Law. This Policy shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

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

     5. Fiscal Agent. At any time during the Term Of This Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trust Collateral Agent at the notice address specified in the Sale and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trust Collateral Agent, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Class A Noteholder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

     6. Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Class A Noteholder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

     7. Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall bailed by registered mail or personally delivered or telecopied to Financial Security as follows:

     Financial Security
     350 Park Avenue
     New York, NY  10022
     Attention:  Senior Vice President Transaction Oversight
     Re:     United Fidelity Auto Receivables Trust 2002-A
             $10,000,000 2.50% Class A-1 Asset Backed Notes, $27,000,000 3.25%
             Class A-2 Asset Backed Notes and $12,000,000 4.00% Class A-3 Asset Backed Notes
             Policy No.:  51327-N
     Telecopy No.:  (212) 339-3518
     Confirmation:  (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Trust Collateral Agent.

     8. Priorities. In the event any term or provision of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

     9. Exclusions From Insurance Guaranty Funds. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York

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Insurance Law. This Policy is not covered by the Florida Insurance Guaranty
Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

     10. Surrender of Policy. The Trust Collateral Agent shall surrender this Policy to Financial Security for cancellation upon expiration of the Term Of This Policy.












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     IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this
Endorsement No. 1 to be executed by its Authorized Officer.

                                   FINANCIAL SECURITY ASSURANCE INC.



                                   By /s/ Russell B. Brewer II
                                      -----------------------------------------
                                                  Authorized Officer




















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                                                      Exhibit A To Endorsement 1

                         NOTICE OF CLAIM AND CERTIFICATE
                     (Letterhead of Trust Collateral Agent)

Financial Security Assurance Inc.
350 Park Avenue
New York, NY  10022

   Re: United Fidelity Auto Receivables Trust 2002-A
       $10,000,000 2.50% Class A-1 Asset Backed Notes,
       $27,000,000 3.25% Class A-2 Asset Backed Notes and
       $12,000,000 4.00% Class  A-3 Asset Backed Notes
       -----------------------------------------------

     The undersigned, a duly authorized officer of Wells Fargo Bank Minnesota, National Association (the "Trust Collateral Agent"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 51327-N dated August 26, 2002 (the "Policy") issued by Financial Security in respect of the $10,000,000 2.50% Class A-1 Asset Backed Notes, $27,000,000 3.25% Class A-2 Asset Backed Notes and $12,000,000 4.00% Class A-3 Asset Backed Notes (collectively, the "Class A Notes") of the above referenced Trust, that:

     (i) The Trust Collateral Agent is the Trust Collateral Agent under the Sale and Servicing Agreement and under the Indenture for the Class A Noteholders.

     (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Class A Note Distribution Account and available for distribution to the Class A Noteholders pursuant to the Sale and Servicing Agreement will be $ (the "Shortfall") less than the Scheduled Payments with respect to the Distribution Date occurring __________ ___, 20__.

     (iii) The Trust Collateral Agent is making a claim under the Policy for the Shortfall to be applied to distributions of Scheduled Payments with respect to the Class A Notes.

     (iv) The Trust Collateral Agent agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Scheduled Payments on the Obligations when due;
(b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trust Collateral Agent and (d) maintain an accurate record of such payments with respect to each Class A Note and the corresponding claim on the Policy and proceeds thereof and, if the Class A Note is required to be surrendered or presented for such payment, shall stamp on each such Class A Note the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been canceled and reissued" and then shall deliver such Class A Note to Financial Security.

     (v) The Trust Collateral Agent, on behalf of the Class A Noteholders, hereby assigns to Financial Security the rights of the Class A Noteholders with respect to the Class A Notes to the extent of any payments under the Policy, including, without limitation, any amounts due to the Class A Noteholders in respect of securities law violations arising from the offer and sale of the Class A Notes. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trust Collateral Agent shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

     (vi) The Trust Collateral Agent, on its behalf and on behalf of the Class A Noteholders, hereby appoints Financial Security as agent and attorney-in-fact for the Trust Collateral Agent and each such Class A Noteholder in any legal proceeding with respect to the Class A Notes. The Trust Collateral Agent hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against any debtor with respect to which a Preference Claim (as defined below) or other claim with respect to the Class A Notes is asserted under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including, without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Class A Notes (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security but subject to reimbursement as provided in the Insurance Agreement and (C) the posting of any surety, supersedeas, or performance bond pending any such appeal. In addition, Trust Collateral Agent hereby agrees that Financial Security shall be subrogated to, and the Trust Collateral Agent on its behalf and on behalf of each Class A Noteholder hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trust Collateral Agent and each Class A Noteholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

     (vii) Payment should be made by wire transfer directed to [Specify Account]. Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.


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     IN WITNESS WHEREOF, the Trust Collateral Agent has executed and delivered this Notice of Claim and Certificate as of the ______ day of ____________, ____.


                                 WELLS FARGO BANK MINNESOTA,
                                 NATIONAL ASSOCIATION
                                 not in its individual capacity but solely as Trust Collateral Agent

                                 By:
                                     ------------------------------------------
                                 Title:
                                        ---------------------------------------



--------------------------------------------------------------------------------

For [_________________] Use Only

Wire transfer sent on ______________ by ________________

Confirmation Number ___________________







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